SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 27, 2009

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 562-5556

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On May 27, 2009, Extra Space Storage Inc. (the “Company”) committed to an immediate wind-down of its development program, including the termination of 16 employees associated with this program.  The Company determined to eliminate its development program because of current market conditions relating to its development projects and in order to preserve capital.

As a result of the decision, the Company expects to incur one-time charges in respect to development projects not currently under construction of between approximately $19 million and $23 million in the second quarter of 2009 and severance costs of between approximately $1 million and $2 million.  The Company expects to spend between approximately $50 million to $55 million on the completion of 18 remaining wholly-owned development properties.  Construction of these properties is estimated to be completed by the third quarter of 2010.  The Company does not expect any other cash expenditures in connection with the wind-down of its development program.

On June 2, 2009, the Company issued a press release announcing the wind-down of its development program. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

Certain information set forth in this Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions and other information that is not historical information. In some cases, forward-looking statements can be identified by terminology such as “believes,” “estimates,” “expects,” “plans,” “may,” “will,” “should,” “anticipates,” or “intends” or the negative of such terms or other comparable terminology, or by discussions of strategy. The Company may also make additional forward-looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by the Company or on the Company’s behalf, are also expressly qualified by these cautionary statements.

All forward-looking statements are based upon the Company’s current expectations and various assumptions. The Company’s expectations, beliefs and projections are expressed in good faith and the Company believes there is a reasonable basis for them, but there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. All forward-looking statements apply only as of the date made. The Company undertakes no obligation to publicly update or revise forward-looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements contained in or contemplated by this Form 8-K.  Any forward-looking statements should be considered in light of the risks referenced in the “Risk Factors” section included in the Company’s most recent Annual Report on  Form 10-K and Quarterly Reports on Form 10-Q.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit Number	Description of Exhibit
99.1	Press Release dated June 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2009	EXTRA SPACE STORAGE INC.

	By:	/s/ Kent W. Christensen
		Name:	Kent W. Christensen
		Title:	Executive Vice President and Chief Financial Officer

EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release dated June 2, 2009.